UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 30, 2009 (June 25, 2009)
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard
     On June 25, 2009, Gasco Energy, Inc. (the “Company”) received a notice from the NYSE Amex LLC (“NYSE Amex”), dated June 25, 2009, informing the Company that it does not meet certain of the continued listing standards of the NYSE Amex. Specifically, the notice stated that the Company is not in compliance with Section 1003(a)(i) of the NYSE Amex Company Guide, with stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years; and Section 1003(a)(ii) of the NYSE Amex Company Guide, with stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years. The notice also stated that in order to maintain its listing, the Company must submit a plan of compliance to the NYSE Amex by July 27, 2009 that addresses how the Company intends to regain compliance with Sections 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide by December 27, 2010.
     The Company intends to prepare and submit a plan within the required time frame. However, there can be no assurance that NYSE Amex will accept the plan, or if the plan is accepted, that the Company will be able to achieve compliance with Sections 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide within the required time frame. If the Company does not submit a plan by July 27, 2009, if the plan is not accepted by NYSE Amex, or if the Company is not able to achieve compliance with Sections 1003(a)(i) and 1003(a)(ii) of the NYSE Amex Company Guide by December 27, 2010, the Company will be subject to delisting procedures as set forth in the NYSE Amex Company Guide.
ITEM 7.01 Regulation FD Disclosure.
     As required under NYSE Amex rules, the Company issued a press release on June 30, 2009, announcing that it had received the notice from the NYSE Amex and that it intends to submit a plan to attain compliance with the applicable NYSE Amex continued listing standards, as set forth under Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: June 30, 2009	By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 30, 2009